SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                    Current Report Pursuant to Section 13 or
                       15(d) of The Securities Act of 1934


       Date of Report (Date of earliest event reported): October 22, 2001
                                (August 6, 2001)



                                  EQUITEX, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                           000-12374                          84-0905189
--------------------------------------------------------------------------------
(State or other           (Commission File Number)              (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)



              7315 EAST PEAKVIEW AVENUE, ENGLEWOOD, COLORADO 80111
     ---------------- -----------------------------------------------------
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (303) 796-8940




             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 2. Acquisition or Disposition of Assets

DISTRIBUTION OF EQUITEX, INC. ASSETS TO EQUITEX 2000, INC.

         As described in the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2001 (the "Initial 8-K"), on August 6, 2001, Equitex, Inc. ("Equitex") completed the distribution of all of its assets and liabilities to Equitex 2000, Inc.

ACQUISITIONS OF NOVA FINANCIAL SYSTEMS, INC. AND KEY FINANCIAL SYSTEMS, INC.

         Also as described in the Initial 8-K, effective August 6, 2001, the Registrant acquired Nova Financial Systems, Inc., a Florida corporation and Key Financial Systems, Inc., a Florida corporation.

Item 7. Financial Statements and Exhibits

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Pursuant to paragraph (a)(4) of Item 7 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Initial 8-K. Attached hereto are the audited financial statements of Nova Financial Systems, Inc. for the years ended December 31, 2000, 1999 and the period from inception October 10, 1998 through December 31, 1998 along with the unaudited six month period ended June 30, 2001. Also attached hereto are the audited financial statements of Key Financial Systems, Inc. for the years ended December 31, 2000, 1999 and 1998 along with the unaudited six month period ended June 30, 2001.

         (b)      PRO-FORMA FINANCIAL INFORMATION.

         Pro-Forma financial information reflecting the effect of the asset distribution and addition of the businesses acquired as described in
         Item 2 above are incorporated by reference to the Registrant's Quarterly Report on Form 10-Q/A filed on October 22, 2001.

         (c)      EXHIBITS

         None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITEX, INC.

Date: October 22, 2001

                                       By:/s/Thomas B. Olson
                                          -----------------------------
                                          Secretary

                          NOVA FINANCIAL SYSTEMS, INC.


                                FINANCIAL REPORT

                                    CONTENTS


--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                                  1
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

   Balance sheets                                                             2

   Statements of income                                                       3

   Statements of stockholders' equity                                         4

   Statements of cash flows                                                   5

   Notes to financial statements                                         6 - 10

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Nova Financial Systems, Inc.
Clearwater, Florida

We have audited the accompanying balance sheets of Nova Financial Systems, Inc. as of December 31, 2000 and 1999, and the related statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2000 and 1999 and for the period from inception, October 10, 1998, through December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Nova Financial Systems, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000 and 1999, and for the period from inception, October 10, 1998, through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America.


/s/ McGladrey & Pullen, LLP
Fort Lauderdale, Florida
March 30, 2001

NOVA FINANCIAL SYSTEMS, INC.

BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                         December 31,
                                                        June 30,    -----------------------
                                                          2001         2000         1999
                                                       ----------   ----------   ----------
                                                      (Unaudited)
ASSETS
Cash                                                   $  143,403   $    1,738   $   26,756
Credit card receivables, net (Note 2)                     223,715      283,353      619,149
Due from Merrick Bank                                   1,214,954    1,490,231    2,580,665
Due from shareholders                                        --        606,500         --
Deferred tax asset                                           --           --        606,500
                                                       ----------   ----------   ----------
                                                       $1,582,072   $2,381,822   $3,833,070
                                                       ==========   ==========   ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Accounts payable                                    $   53,925   $   85,085   $  265,197
   Due to cardholders                                   1,118,898    1,286,517    1,921,769
   Due to affiliate (Note 3)                               25,140       81,138      685,464
   Accrued expenses and other liabilities                    --        792,769      734,264
                                                       ----------   ----------   ----------
                                                        1,197,963    2,245,509    3,606,694
                                                       ----------   ----------   ----------

Commitments and contingencies (Note 4)

Stockholders' equity:
   Common stock, par value $1 per share,
      authorized 7,500 shares; issued June 30, 2001,
      1,020 shares; December 31, 2000 and 1999, 1000
      shares                                                1,020        1,000        1,000
   Additional paid-in capital                             123,980       24,000       24,000
   Retained earnings                                      259,109      111,313      201,376
                                                       ----------   ----------   ----------
                                                          384,109      136,313      226,376
                                                       ----------   ----------   ----------
                                                       $1,582,072   $2,381,822   $3,833,070
                                                       ==========   ==========   ==========

See Notes to Financial Statements.

NOVA FINANCIAL SYSTEMS, INC.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                     Period from
                                                                                                      inception
                                               Six months ended                                      October 10,
                                                   June 30,              Year ended December 31,     1998 through
                                          --------------------------    --------------------------   December 31,
                                              2001          2000           2000           1999          1998
                                          -----------    -----------    -----------    -----------   -----------
                                          (Unaudited)    (Unaudited)
Credit card income:
   Servicing fees                         $ 1,067,699    $ 2,859,448    $ 4,322,258    $ 7,278,767   $     1,102
   Other                                       39,965        109,550        148,746        127,115             8
                                          -----------    -----------    -----------    -----------   -----------
                                            1,107,663      2,968,998      4,471,004      7,405,882         1,110
Provision for (recovery of) losses
 (Note 2)                                     (31,746)      (221,622)       (83,262)       676,343           192
                                          -----------    -----------    -----------    -----------   -----------
        NET CREDIT CARD INCOME AFTER
        PROVISION FOR LOSSES                1,139,409      3,190,620      4,554,266      6,729,539           918
                                          -----------    -----------    -----------    -----------   -----------

Other income:
Application fees, net of direct
 marketing costs; six months ended
 June 30, 2001 and 2000, none and
 $(9,945) (unaudited); periods ended
 December 31, 2000, 1999, 1998,
 none, $11,307,984 and $32,653
 (Note 3)                                        --           (2,403)          --        1,942,520         2,751
                                          -----------    -----------    -----------    -----------   -----------

Operating expenses:
   Application processing fees (Note 3)          --             --             --        2,112,092          --
   Third party servicing fees (Note 3)        661,828      2,267,157      3,342,984      5,934,125           580
   Other operating expenses (Note 6)           97,285        290,869        635,345        303,258         6,797
                                          -----------    -----------    -----------    -----------   -----------
                                              759,113      2,558,026      3,978,329      8,349,475         7,377
                                          -----------    -----------    -----------    -----------   -----------

        INCOME (LOSS) BEFORE
        INCOME TAXES                          380,296        630,191        575,937        322,584        (3,708)
Provision (credit) for income taxes
   (Note 5)                                  (117,500)          --             --          117,500          --
                                          -----------    -----------    -----------    -----------   -----------
        NET INCOME (LOSS)                 $   497,796    $   630,191    $   575,937    $   205,084   $    (3,708)
                                          ===========    ===========    ===========    ===========   ===========

See Notes to Financial Statements.

NOVA FINANCIAL SYSTEMS, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED), YEARS ENDED
DECEMBER 31, 2000 AND 1999, AND PERIOD FROM INCEPTION OCTOBER 10, 1998
THROUGH DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                 Additional     Retained
                                       Common      Paid In      Earnings
                                       Stock       Capital      (Deficit)    Total
-------------------------------------------------------------------------------------
Issuance of shares at inception,
   October 10, 1998                  $   1,000    $  24,000    $    --      $  25,000
   Net loss                               --           --         (3,708)      (3,708)
                                     ---------    ---------    ---------    ---------
Balance, December 31, 1998               1,000       24,000       (3,708)      21,292
   Net Income                             --           --        205,084      205,084
                                     ---------    ---------    ---------    ---------
Balance, December 31, 1999               1,000       24,000      201,084      226,376
   Net income                             --           --        575,937      575,937
   Dividends                          (666,000)    (666,000)
                                     ---------    ---------    ---------    ---------
Balance, December 31, 2000               1,000       24,000      111,313      136,313
   Net income (unaudited)                 --           --        497,796      497,796
   Dividends (unaudited)                  --           --       (350,000)    (350,000)
   Issuance of 20 shares of common
   stock                                    20       99,980         --        100,000
                                     ---------    ---------    ---------    ---------
Balance, June 30, 2001 (unaudited)   $   1,020    $ 123,980    $ 259,109    $ 384,109
                                     =========    =========    =========    =========

See Notes to Financial Statements.

NOVA FINANCIAL SYSTEMS, INC.

STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                                                                          Period from
                                                                                                           inception
                                                   Six months ended                                       October 10,
                                                       June 30,              Year ended December 31,      1998 through
                                              --------------------------    --------------------------    December 31,
                                                 2001            2000          2000            1999          1998
                                              -----------    -----------    -----------    -----------    -----------
                                              (unaudited)    (unaudited)
Cash Flows From Operating Activities
   Net income (loss)                          $   497,796        630,191    $   575,937    $   205,084    $    (3,708)
   Adjustments to reconcile net income
      (loss) to net cash provided by (used
      in) operating activities:
      Provision for (recovery of) losses          (31,746)      (221,622)       (83,262)       676,343            192
      Deferred income taxes                          --          606,500        606,500       (606,500)          --
      Decrease (increase) in other
        receivables                               275,278         65,801      1,090,434     (2,580,646)           (19)
      Decrease (increase) in due from
        shareholders                              606,500       (606,500)      (606,500)          --             --
      (Decrease) increase in accounts
        payable and accrued expenses             (823,930)      (374,705)      (121,606)       977,074         22,387
      (Decrease) increase in due to
        cardholders                              (167,619)      (134,965)      (635,252)     1,921,769           --
      (Decrease) increase in due to (from)
        affiliates                                (55,998)      (632,985)      (604,327)       708,225        (22,761)
                                              -----------    -----------    -----------    -----------    -----------
             NET CASH PROVIDED BY (USED IN)
             OPERATING ACTIVITIES                 300,281        (81,125)       221,924      1,301,349         (3,909)
                                              -----------    -----------    -----------    -----------    -----------

Cash Flows Provided By (Used In) Investing
   Activities
   Net (increase) decrease in credit card
      receivables                                  91,384        361,184        419,058      1,294,593         (1,091)
                                              -----------    -----------    -----------    -----------    -----------

Cash Flows From Financing Activities
   Dividends paid                                (350,000)      (466,000)      (666,000)          --             --
   Capital contributed and common stock
       issued                                     100,000           --             --             --           25,000
                                              -----------    -----------    -----------    -----------    -----------
             NET CASH (USED IN) PROVIDED
             BY FINANCING ACTIVITIES             (250,000)      (466,000)      (666,000)          --           25,000
                                              -----------    -----------    -----------    -----------    -----------
             NET INCREASE (DECREASE) IN
             CASH                                 141,665        (23,691)       (25,018)         6,756         20,000
Cash:
   Beginning                                        1,738         26,756         26,756         20,000           --
                                              -----------    -----------    -----------    -----------    -----------
   Ending                                     $   143,403    $     3,065    $     1,738    $    26,756    $    20,000
                                              ===========    ===========    ===========    ===========    ===========

See Notes to Financial Statements.

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 1.    NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS: Nova Financial Systems, Inc. (the "Company") designs and markets credit card products aimed at the sub-prime market. The credit card products are marketed for an unaffiliated bank under an agreement that provides the Company with a 100% participation interest in the credit cards issued and requires the payment of monthly servicing fees to the bank.

BASIS OF FINANCIAL STATEMENT PRESENTATION AND ACCOUNTING ESTIMATES: The accounting and reporting policies of the Company conform to generally accepted accounting principles and general practices within the financial services industry. In preparing the accompanying financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and the reported amounts of revenue and expenses for the period. Actual results could differ from those estimates.

UNAUDITED FINANCIAL STATEMENTS: The balance sheet as of June 30, 2001, the statements of operations and cash flows for the six months ended June 30, 2001 and 2000, and the statement of stockholders' equity for the six months ended June 30, 2001, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all such periods have been made. The results of operations for the six months ended June 30, 2001, are not necessarily indicative of the operating results for the full year.

PRESENTATION OF CASH FLOWS: Cash flows from credit card receivables are reported net.

CREDIT CARD RECEIVABLES: Credit card receivables are stated at cost plus refundable and earned fees (the balance reported to customers), reduced by allowances for refundable fees and losses.

Fees are accrued monthly on active credit card accounts and included in credit card receivables, net of estimated uncollectible amounts. Accrual of income is discontinued on credit card accounts that have been closed or charged off. Accrued fees on credit card loans are charged off with the card balance, generally when the account becomes 90 days past due.

The allowance for losses is established through a provision for losses charged to expense. Credit card receivables are charged against the allowance for losses when management believes that collectibility of the principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing receivables, based on evaluation of the collectibility of the accounts and prior loss experience. This evaluation also takes into consideration such factors as changes in the volume of the loan portfolio, overall portfolio quality and current economic conditions that may affect the borrowers' ability to pay. While management uses the best information available to make its evaluation, this estimate is susceptible to significant change in the near term.

DUE TO AFFILIATES: The amount due to affiliate in the accompanying balance sheets represents amounts paid on behalf of the company by Key Financial Systems, Inc. ("Key"), a company affiliated through common ownership, and the balance of unpaid servicing fees payable in connection with Nova's card activity. Effective July 1, 2000, the company no longer receives such services from Key.

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 1.    NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DUE FROM MERRICK BANK AND DUE TO CARDHOLDERS: The Company charges a fully refundable reservation fee equal to each cardholder's borrowing limit upon issuance of a credit card. The amount due to cardholders represents the balance of reservation fees that would have to be refunded to cardholders should they close their accounts at the balance sheet date. Funds held in trust to secure payment of this liability are reflected in due from Merrick Bank in the accompanying balance sheets.

INCOME TAXES: The Company, with the consent of its stockholders, elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code effective January 1, 2000, which provides that in lieu of corporate tax the stockholders separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As of December 31, 2000 and June 30, 2001, the Company's reported net assets exceed their tax bases by approximately $155,000 and $200,000 (unaudited), respectively. Accordingly, if the election was terminated on that date, a deferred tax liability of approximately $58,000 and $75,000 (unaudited), respectively, would be recognized by a charge to income tax expense.

NOTE 2.    CREDIT CARD RECEIVABLES

The composition of credit card receivables at June 30, 2001, and at December 31, 2000 and 1999 is as follows:

                                  2001            2000            1999
                              ------------    ------------    ------------
                              (Unaudited)
Credit card receivables       $  4,588,619    $  7,001,194    $ 29,407,412
Refundable reservation fees     (4,339,602)     (6,593,483)    (28,319,231)
                              ------------    ------------    ------------
                                   249,017         407,111       1,088,181
Less allowance for losses           25,302         124,358         469,032
                              ------------    ------------    ------------
                              $    223,715    $    283,353    $    619,149
                              ============    ============    ============

Changes in the allowance for losses for the six-month periods ended June 30, 2001 and 2000, the years ended December 31, 2000 and 1999, and the period from inception, October 10, 1998, through December 31, 1998, are as follows:

                                    June 30,                      December 31,
                             ----------------------    -----------------------------------
                                2001         2000         2000         1999        1998
                             ---------    ---------    ---------    ---------    ---------
                            (Unaudited)  (Unaudited)
Balance, beginning           $ 124,358    $ 469,032    $ 469,032    $     192    $    --
   Provision for (recovery
   of) losses                  (31,746)    (221,622)     (83,262)     676,343          192
   Recoveries of amounts
      charged-off                 --           --           --           --           --
   Amounts charged-off         (67,310)    (169,915)    (261,412)    (207,503)        --
                             ---------    ---------    ---------    ---------    ---------
Balance, ending              $  25,302    $  77,495    $ 124,358    $ 469,032    $     192
                             =========    =========    =========    =========    =========

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 3.    TRANSACTIONS WITH RELATED PARTIES

The Company had entered into an informal agreement with Key under which Key provided marketing and preprocessing of credit card applications, customer service and collection services for Nova. Expenses were charged to the Company for application processing and customer service based on set fee per application processed and for collections based on a set fee per delinquent account on file. The Company believes the method and per unit price charged are consistent with the methods and rates of similar third party credit card processors. As of July 1, 2000, the company is no longer receiving services from Key. The Company recognized processing fee and servicing expenses of $672,420 and $3,832,736 associated with Key's activities during 2000 and 1999, respectively. No significant services were received from Key in 1998 or 2001. During the six months ended June 30, 2000, processing fees and servicing expenses of $672,400 (unaudited) were recognized. As of June 30, 2001, and December 31, 2000 and 1999, the Company owed Key $25,140 (unaudited), $81,138, and $685,464, respectively, in connection with services performed and amounts paid for Nova by Key.

The Company has entered into an agreement with Paragon Water Services, Inc. (Paragon), a company affiliated through common ownership, whereby Paragon provides credit card marketing services for the Company. Paragon earns commissions for card applications that are not subsequently refunded. The Company paid Paragon approximately $6,631,608 in commissions during the year ended December 31, 1999, and none in 2000 or 1998. The company paid no commissions during the six-month periods ended June 30, 2001 and 2000 (unaudited).

NOTE 4.    COMMITMENTS, CONTINGENCIES AND CREDIT RISK

A credit limit has been established for each cardholder account acquired by the Company. By agreement, the credit limit can be terminated at any time for any reason. Because the initial reservation fee charged to all account holders is fully refundable, the total of accounts with credit limits in excess of cardholder balances is reflected as a liability in the amount of $1,118,898 (unaudited), $1,286,517, and $1,921,769 as of June 30, 2001, and December 31,
2000 and 1999, respectively, in the accompanying balance sheets.

CONTINGENCIES: In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the Company's financial statements.

Credit card loans are issued throughout the United States to customers that are considered high credit risks. The Company evaluates each customer's credit worthiness on a case-by-case basis. Because of the reservation fee charged upon issuance of credit cards, charges for purchases or cash advances are generally limited to the amount of payments collected from each customer less fees charged.

The Company issues its credit cards under membership terms with VISA. Modification of these terms by VISA could adversely affect operating results.

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 5.    INCOME TAXES

All active card accounts are charged monthly membership fees, late charges, overlimit fees and other charges according to the card agreements. The Company has not recognized certain of these monthly charges as income for financial reporting purposes because the charges are not believed to be collectible. A deferred tax asset in the amount of $606,500 was recognized as of December 31, 1999, related to the excess of the estimated tax basis of credit card receivables over the reported receivables.

The Company elected S Corporation status effective January 1, 2000. Upon converting to S Corporation status, the Company eliminated deferred tax assets in the amount of $606,500 as a charge against income form operations. This charge against income was offset by the recognition of a receivable from stockholders in the amount of $606,500 due to a commitment from the stockholders to reimburse the Company for income taxes paid by the Company related to losses recognized by the Company for financial reporting purposes in 1999, but passed through to the stockholders in the years subsequent to 1999 for income tax purposes.

The provision for income taxes charged to operations for the six-month periods ended June 30, 2001 and 2000, the years ended December 31, 2000 and 1999, and the period from inception, October 10, 1998, through December 31, 1998, consist of the following:

                                    June 30,                       December 31,
                             ----------------------    ---------------------------------
                                2001         2000        2000          1999       1998
                             ---------    ---------    ---------    ---------    -------
                            (Unaudited)  (Unaudited)
Currently payable or paid:
   Federal                   $(100,500)   $    --      $    --      $ 618,000    $  --
   State                       (17,000)        --           --        106,000       --
Deferred income taxes             --        606,500      606,500     (606,500)      --
Reimbursement                     --       (606,500)    (606,500)        --         --
                             ---------    ---------    ---------    ---------    -------
                             $(117,500)   $    --      $    --      $ 117,500    $  --
                             =========    =========    =========    =========    =======

The income tax provision differs from the amount of income tax determined by applying the U. S. federal income tax rate to pretax income for the following periods due to the following:

                                                                             Period from
                                                                              inception
                                                                             October 10,
                               Six months ended                              1998 through
                                    June 30,       Year ended December 31,   December 31,
                             --------------------   ---------------------    ---------
                                2001       2000       2000        1999          1998
                             ---------    -------   ---------   ---------    ---------
                           (Unaudited) (Unaudited)
Computed "expected" tax
   expense (benefit)         $    --      $  --     $    --     $ 109,679    $  (1,261)
Increase resulting from
   state income taxes, net
   of federal tax benefit         --         --          --        11,710         --
IRS audit adjustment          (117,500)
Effect of lower tax
   brackets and other             --         --          --        (3,889)       1,261
                             ---------    -------   ---------   ---------    ---------
                             $(117,500)   $  --     $    --     $ 117,500    $    --
                             =========    =======   =========   =========    =========

NOVA FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 5.    INCOME TAXES (CONTINUED)

Pursuant to an audit of tax returns for 1998 and 1999 by the IRS in 2001, accrued income taxes payable of $117,500 were eliminated in 2001.

NOTE 6.    OTHER OPERATING EXPENSES

                                                                              Period from
                                                                               inception
                              Six months ended                                October 10,
                                  June 30,           Year ended December 31,  1998 through
                           -----------------------   -----------------------  December 31,
                              2001         2000         2000         1999        1998
                           ----------   ----------   ----------   ----------   ----------
                          (Unaudited)  (Unaudited)
Cardholder expense-other   $   16,722   $   72,258   $  146,438   $   96,206   $     --
Professional fees              46,631      198,657      391,391       20,128        1,121
Printing and supplies            --           --           --         21,742          676
Other                          33,932       19,954       97,516      165,182        5,000
                           ----------   ----------   ----------   ----------   ----------
                           $   97,285   $  290,869   $  635,345   $  303,258   $    6,797
                           ==========   ==========   ==========   ==========   ==========


NOTE 7.    PLAN OF REORGANIZATION AND SUBSEQUENT EVENT

The Company has entered into an Agreement and Plan of Reorganization with Equitex, Inc. under which the Company's stockholders would exchange all of the issued and outstanding shares of the Company for a) 25% of the outstanding common shares of Equitex, after giving effect to the consummation of this merger and a similar planned merger of Key, b) warrants for the purchase of common stock of Equitex equal to 50% of any warrants, options, preferred stock or other securities outstanding at the closing date and exchangeable for or convertible into Equitex common shares, and c) $2,500,000.

This transaction was completed on August 6, 2001 with the Company's shareholders receiving 4,542,287 shares of Equitex common stock, 2,461,742 warrants to purchase additional common stock, and $2,500,000 in cash.


NOTE 8.   SUBSEQUENT EVENT

On March 5, 2001, the Company agreed to issue 20.41 shares of common stock, representing 2% of the outstanding stock of the Company on a fully-diluted basis, to three individual investors for $100,000. Mr. Henry Fong, President and Chairman of Equitex, Inc. purchased 10.20 of the shares and owns 1% of the Company.

                           KEY FINANCIAL SYSTEMS, INC.


                                FINANCIAL REPORT

                                    CONTENTS


--------------------------------------------------------------------------------
INDEPENDENT AUDITOR'S REPORT                                                  1
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS

   Balance sheets                                                             2

   Statements of income                                                       3

   Statements of stockholders' equity                                         4

   Statements of cash flows                                                   5

   Notes to financial statements                                         6 - 10

--------------------------------------------------------------------------------

                          INDEPENDENT AUDITOR'S REPORT


To the Board of Directors
Key Financial Systems, Inc.
Clearwater, Florida

We have audited the accompanying balance sheets of Key Financial Systems, Inc. as of December 31, 2000 and 1999, and the related statements of income, stockholders' equity, and cash flows for the years ended December 31, 2000, 1999, and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Key Financial Systems, Inc. as of December 31, 2000 and 1999, and the results of its operations and its cash flows for the years ended December 31, 2000, 1999, and 1998 in conformity with accounting principles generally accepted in the United States of America.


/s/ McGladrey & Pullen, LLP
Fort Lauderdale, Florida
March 30, 2001

KEY FINANCIAL SYSTEMS, INC.

BALANCE SHEETS
--------------------------------------------------------------------------------

                                                                                December 31,
                                                            June 30,     -------------------------
                                                              2001           2000          1999
                                                          -----------    -----------   -----------
                                                          (Unaudited)

ASSETS
Cash                                                      $   338,889    $    71,873   $    30,908
Credit card receivables, net (Note 2)                         828,394        622,943       519,929
Other receivables (Note 3)                                  4,316,023      3,787,854     2,874,293
Due from affiliates (Note 5)                                   25,140         81,138       685,464
Leaseholds and equipment, net (Note 4)                        287,139        266,643       303,976
Other assets                                                   21,118         32,329        17,917
                                                          -----------    -----------   -----------
                                                          $ 5,816,703    $ 4,862,780   $ 4,432,487
                                                          ===========    ===========   ===========

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Due to cardholders (Note 6)                            $ 3,581,251    $ 3,102,926   $ 2,402,377
   Accounts payable (Note 5)                                1,182,465        595,550       311,029
   Accrued expenses and other liabilities                     244,252        402,452       379,012
                                                          -----------    -----------   -----------
                                                            5,007,968      4,100,928     3,092,418
                                                          -----------    -----------   -----------

Commitments and contingencies (Note 4)

Stockholders' equity:
   Common stock, par value $1 per share, authorized
      7,500 shares; issued June 30, 2001, 2,041 shares;
      December 31, 2000 and 1999, 2000 shares                   2,041          2,000         2,000
   Additional paid-in capital                               1,271,794        371,835       371,835
   Retained earnings (deficit)                               (465,100)       388,017       966,234
                                                          -----------    -----------   -----------
                                                              808,735        761,852     1,340,069
                                                          -----------    -----------   -----------
                                                          $ 5,816,703    $ 4,862,780   $ 4,432,487
                                                          ===========    ===========   ===========

See Notes to Financial Statements.

KEY FINANCIAL SYSTEMS, INC.

STATEMENTS OF INCOME
--------------------------------------------------------------------------------

                                                       Six months ended
                                                           June 30,                Years ended December 31,
                                               -------------------------    ---------------------------------------
                                                   2001          2000          2000          1999           1998
                                               -----------   -----------    -----------   -----------   -----------
                                               (Unaudited)   (Unaudited)
Credit card income:
   Card servicing fees                         $ 3,613,037   $ 3,478,308    $ 6,892,015   $11,628,340   $ 3,529,187
   Other                                           158,296        86,365        231,799       246,767        51,283
                                               -----------   -----------    -----------   -----------   -----------
                                                 3,771,333     3,564,673      7,123,814    11,875,107     3,580,470
Provision for (recovery of) losses (Note 2)        237,091       (14,955)       139,782       511,645       260,332
                                               -----------   -----------    -----------   -----------   -----------
       NET CREDIT CARD INCOME AFTER
       PROVISION FOR LOSSES                      3,534,242     3,579,628      6,984,032    11,363,462     3,320,138
                                               -----------   -----------    -----------   -----------   -----------

Other income:
   Application fees, net of direct marketing
      costs; six months ended June 30,
      2001 and 2000, $8,839,063 and
      $3,424,947 (unaudited); years ended
      December 31, 2000, 1999 and 1998,
      $10,366,826, $7,153,144 and
      $9,721,837 (Note 5)                        2,230,938       654,547      2,735,438       935,015     1,621,815
    Servicing fee income (Note 5)                     --         672,420        672,420     3,832,736          --
    Other                                          180,811        48,892        182,618        59,807          --
                                               -----------   -----------    -----------   -----------   -----------
                                                 2,411,749     1,375,859      3,590,476     4,827,558     1,621,815
                                               -----------   -----------    -----------   -----------   -----------
Operating expenses:
   Salaries and wages                            1,990,764     1,237,197      2,686,033     3,997,724     1,015,019
   Employee benefits                               217,421       176,930        333,843       466,540         1,335
   Third party servicing fees (Note 8)           2,039,040     1,281,604      3,007,077     4,978,279     3,035,568
   Occupancy and equipment (Note 6)                235,251       206,120        426,930       351,647        61,133
   Other operating expenses (Note 7)               666,633       396,547      1,139,842     1,011,976       373,564
                                               -----------   -----------    -----------   -----------   -----------
                                                 5,149,109     3,298,398      7,593,725    10,806,166     4,486,619
                                               -----------   -----------    -----------   -----------   -----------
        NET INCOME                             $   796,882   $ 1,657,089    $ 2,980,783   $ 5,384,854   $   455,334
                                               ===========   ===========    ===========   ===========   ===========

See Notes to Financial Statements.

KEY FINANCIAL SYSTEMS, INC.

STATEMENTS OF STOCKHOLDERS' EQUITY
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED) AND YEARS ENDED
DECEMBER 31, 2000, 1999 AND 1998
--------------------------------------------------------------------------------

                                                    Additional     Retained
                                        Common       Paid In       Earnings
                                        Stock        Capital       (Deficit)       Total
-------------------------------------------------------------------------------------------
Balance, January 1, 1998             $     1,000   $    22,835   $   (11,954)   $    11,881
   Net income                               --            --         455,334        455,334
   Issuance of 1,000 Shares                1,000       249,000          --          250,000
   Dividends Paid                           --            --        (798,112)      (798,112)
                                     -----------   -----------   -----------    -----------
Balance, December 31, 1998                 2,000       271,835      (354,732)       (80,897)
   Net income                               --            --       5,384,854      5,384,854
    Capital contributed                     --         100,000          --          100,000
    Dividends paid                          --            --      (4,063,888)    (4,063,888)
                                     -----------   -----------   -----------    -----------
Balance, December 31, 1999                 2,000       371,835       966,234      1,340,069
    Net income                              --            --       2,980,783      2,980,783
     Dividends paid                         --            --      (3,559,000)    (3,559,000)
                                     -----------   -----------   -----------    -----------
Balance, December 31, 2000                 2,000       371,835       388,017        761,852
    Net income (unaudited)                  --            --         796,882        796,882
    Dividends paid (unaudited)              --            --      (1,650,000)    (1,650,000)
   Issuance of 41 shares of common
    stock (unaudited)                         41       899,959          --          900,000
                                     -----------   -----------   -----------    -----------
Balance, June 30, 2001 (unaudited)   $     2,041   $ 1,271,794   $  (465,100)   $   808,735
                                     ===========   ===========   ===========    ===========

See Notes to Financial Statements.

KEY FINANCIAL SYSTEMS, INC.

STATEMENTS OF CASH FLOWS
--------------------------------------------------------------------------------

                                                     Six months ended
                                                         June 30,                    Years ended December 31,
                                                --------------------------    -----------------------------------------
                                                   2001           2000           2000           1999           1998
                                                -----------    -----------    -----------    -----------    -----------
                                                (unaudited)    (unaudited)
Cash Flows From Operating Activities
   Net income                                   $   796,882    $ 1,657,089    $ 2,980,783    $ 5,384,854    $   455,334
   Adjustments to reconcile net income to net
      cash provided by operating activities:
      Provision for (recovery of) losses            237,091        (14,955)       139,782        511,645        260,332
      Depreciation and amortization                  53,903         44,422         93,167        117,349         23,597
      Increase in other receivables                (528,169)      (906,281)      (913,561)    (2,501,580)      (372,713)
      Decrease (increase) in due from
        affiliates                                   55,998        632,985        604,326       (685,464)          --
      (Increase) decrease in other assets            11,211            600        (14,412)        21,960        (34,573)
      Increase in due to cardholders                478,325        502,644        700,549        993,684      1,408,693
      Increase (decrease) in accounts
        payable, accrued expenses and other
        liabilities                                 428,715        344,305        307,961       (334,823)     1,022,864
                                                -----------    -----------    -----------    -----------    -----------
        NET CASH PROVIDED BY OPERATING
        ACTIVITIES                                1,533,956      2,260,809      3,898,595      3,507,625      2,763,534
                                                -----------    -----------    -----------    -----------    -----------

Cash Flows From Investing Activities
   Net increase (decrease) in credit card
      receivables                                  (442,542)       100,037       (242,796)        89,823     (1,381,729)
   Advances to stockholders                            --             --             --             --         (288,888)
   Collection of advances to stockholders              --             --             --          288,888           --
   Purchase of property and equipment               (74,398)       (20,654)       (55,834)      (208,370)      (228,308)
                                                -----------    -----------    -----------    -----------    -----------
        NET CASH PROVIDED BY (USED
        IN) INVESTING ACTIVITIES                   (516,940)        79,383       (298,630)       170,341     (1,898,925)
                                                -----------    -----------    -----------    -----------    -----------

Cash Flows From Financing Activities
    Capital contributions and common
       stock issued                                 900,000           --             --          100,000        250,000
    Dividends paid                               (1,650,000)    (2,209,000)    (3,559,000)    (4,063,888)      (798,112)
                                                -----------    -----------    -----------    -----------    -----------
        NET CASH USED IN FINANCING
        ACTIVITIES                                 (750,000)    (2,209,000)    (3,559,000)    (3,963,888)      (548,112)
                                                -----------    -----------    -----------    -----------    -----------
        NET INCREASE (DECREASE) IN
        CASH                                        267,016        131,192         40,965       (285,922)       316,497
Cash:
    Beginning                                        71,873         30,908         30,908        316,830            333
                                                -----------    -----------    -----------    -----------    -----------
    Ending                                      $   338,889    $   162,100    $    71,873    $    30,908    $   316,830
                                                ===========    ===========    ===========    ===========    ===========

See Notes to Financial Statements.

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 1.    NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS: Key Financial Systems, Inc. (the "Company") designs and markets credit card products aimed at the sub-prime market. The credit card products are marketed for an unaffiliated bank under an agreement that provides the Company with a 100% participation interest in the receivables and related rights associated with credit cards issued and requires the payment of monthly servicing fees to the bank. The Company provides collection and customer service related to the credit cards issued.

BASIS OF FINANCIAL STATEMENT PRESENTATION AND ACCOUNTING ESTIMATES: The accounting and reporting policies of the Company conform to generally accepted accounting principles and general practices within the financial services industry. In preparing the accompanying financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and the reported amounts of revenue and expenses for the period. Actual results could differ from those estimates.

UNAUDITED FINANCIAL STATEMENTS: The balance sheet as of June 30, 2001, the statements of operations and cash flows for the six months ended June 30, 2001 and 2000, and the statement of stockholders' equity for the six months ended June 30, 2001, have been prepared by the Company without audit. In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present fairly the financial position, results of operations and cash flows for all such periods have been made. The results of operations for the six months ended June 30, 2001, are not necessarily indicative of the operating results for the full year.

PRESENTATION OF CASH FLOWS: Cash flows from credit card receivables are reported net.

CREDIT CARD RECEIVABLES: Credit card receivables are stated at cost plus refundable and earned fees (the balance reported to customers), reduced by allowances for refundable fees and losses.

Fees are accrued monthly on active credit card accounts and included in credit card receivables, net of estimated uncollectable amounts. Accrual of income is discontinued on credit card accounts that have been closed or charged off. Accrued fees on credit card loans are charged off with the card balance, generally when the account becomes 90 days past due.

The allowance for losses is established through a provision for losses charged to expense. Receivables are charged against the allowance for losses when management believes that collectibility of principal is unlikely. The allowance is an amount that management believes will be adequate to absorb estimated losses on existing accounts, based on evaluation of the collectibility of the accounts and prior loss experience. This evaluation also takes into consideration such factors as changes in the volume of the credit card receivable portfolio, overall portfolio quality, and current economic conditions that may affect the borrowers' ability to pay. While management uses the best information available to make its evaluation, this estimate is susceptible to significant change in the near term.

DUE FROM AFFILIATES: The amount due from affiliate in the accompanying balance sheets represents amounts paid by the Company for Nova Financial Systems, Inc. ("Nova"), a company affiliated through common ownership, and the balance of unpaid servicing fees receivable in connection with Nova's card activity. The Company provided credit card marketing, customer service and collection services for Nova, in exchange for a fee. Effective July 1, 2000, the Company no longer provides such services for Nova.

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 1.  NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

OTHER RECEIVABLES AND DUE TO CARDHOLDERS: The Company charges a fully refundable reservation fee equal to each cardholder's borrowing limit upon issuance of a credit card. The amount due to cardholders represents the balance of reservation fees that would have to be refunded to cardholders should they close their accounts at the balance sheet date. Funds held in trust at Key Bank & Trust to secure payment of this liability are reflected in other receivables in the accompanying balance sheets.

LEASEHOLDS AND EQUIPMENT: Leaseholds and equipment are stated at cost less accumulated depreciation. Depreciation is computed principally by the double declining-balance method over the assets' estimated useful lives.

INCOME TAXES: The Company, with the consent of its stockholders, elected to be taxed under the provisions of Subchapter S of the Internal Revenue Code effective January 1, 1998, which provides that in lieu of corporate income tax the stockholders separately account for their pro rata shares of the Company's items of income, deductions, losses and credits. As a result of this election, no income taxes have been recognized in the accompanying financial statements. As of December 31, 2000 and June 30, 2001, the Company's reported net assets exceed their tax bases by approximately $330,000 and $750,000 (unaudited), respectively. Accordingly, if the election was terminated on that date, a deferred tax liability of approximately $122,000 and $280,000 (unaudited), respectively, would be recognized by a charge to income tax expense. Funds received in excess of projected cash requirements for the next month are generally distributed to the stockholders.

NOTE 2.    CREDIT CARD RECEIVABLES

The composition of credit card receivables at June 30, 2001, and at December 31, 2000 and 1999 is as follows:

                                  2001            2000             1999
                              ------------    ------------    ------------
                              (Unaudited)
Credit card receivables       $ 40,456,077    $ 24,993,671    $ 22,274,017
Refundable reservation fees    (39,435,064)    (24,241,000)    (21,693,622)
                              ------------    ------------    ------------
                                 1,021,013         752,671         580,395
Less allowance for losses          192,619         129,728          60,466
                              ------------    ------------    ------------
                              $    828,394    $    622,943    $    519,929
                              ============    ============    ============

Changes in the allowance for losses for the six-month periods ended June 30, 2001 and 2000, and for the years ended December 31, 2000, 1999 and 1998 are as follows:

                               Six months ended
                                   June 30,                 Years ended December 31,
                             ---------------------    -----------------------------------
                               2001         2000         2000         1999         1998
                            ---------    ---------    ---------    ---------    ---------
                           (Unaudited)  (Unaudited)
Balance, beginning          $ 129,728    $  60,466    $  60,466    $ 217,872    $    --
   Provision for recovery
      of losses               237,091      (14,955)     139,782      511,645      260,332
   Recoveries of amounts
      charged-off                --           --           --          4,231       67,274
   Amounts charged-off       (174,200)      (6,666)     (70,520)    (673,282)    (109,734)
                            ---------    ---------    ---------    ---------    ---------
Balance, ending             $ 192,619    $  38,845    $ 129,728    $  60,466    $ 217,872
                            =========    =========    =========    =========    =========

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 3     OTHER RECEIVABLES

The composition of other receivables at June 30, 2001, and at December 31, 2000 and 1999 is as follows:

                                    2001         2000         1999
                                 ----------   ----------   ----------
                                (Unaudited)
Due from Key Bank & Trust        $  667,886   $1,532,254   $2,785,624
Due from Net 1st National Bank    3,259,627    2,150,410         --
Other                               388,511      105,190       88,669
                                 ----------   ----------   ----------
                                 $4,316,023   $3,787,854   $2,874,293
                                 ==========   ==========   ==========

The amounts due from Key Bank and Trust and Net 1st National Bank are held in trust accounts by the respective bank.

NOTE 4.    LEASEHOLDS AND EQUIPMENT

The major classes of property and equipment and total accumulated depreciation at June 30, 2001, and at December 31, 2000 and 1999, are as follows:

                                        2001         2000         1999
                                     ----------   ----------   ----------
                                    (Unaudited)
Leasehold improvements               $  122,354   $  116,202   $  104,304
Furniture and equipment                 427,769      360,011      332,019
Software                                 16,433       15,944         --
                                     ----------   ----------   ----------
                                        566,556      492,157      436,323
Less accumulated depreciation           279,417      225,514      132,347
                                     ----------   ----------   ----------
                                     $  287,139   $  266,643   $  303,976
                                     ==========   ==========   ==========

NOTE 5.    TRANSACTIONS WITH RELATED PARTIES

The Company had an informal agreement with Nova under which the Company provided marketing and preprocessing of credit card applications, customer service and collection services for Nova. Expenses were charged to Nova for application processing and customer service based on a set fee per application processed and for collections based on a set fee per delinquent account on file. The Company believes the method and per unit price charged were consistent with the methods and rates of similar third party credit card processors. As of July 1, the Company is no longer providing these services to Nova. The Company recognized processing fee and servicing income of $672,420 and $3,832,736 associated with Nova's activities during the years ended December 31, 2000 and 1999, respectively. During the six months ended June 30, 2000, processing fee and servicing income of $672,400 (unaudited) was recognized. These amounts are included in other operating income. No significant services were performed for Nova in 1998 or 2001. As of June 30, 2001, December 31, 2000 and 1999, Nova owed the Company $25,140 (unaudited), $81,138 and $685,464, respectively, in connection with services performed and amounts paid for Nova by the Company.

Accrued expenses and other liabilities include $325,000 and $200,000 at December 31, 2000 and 1999, respectively, of short-term borrowings from shareholders. Such amounts were borrowed in December of each year to provide working capital and repaid in January of the following year in each instance.

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 5.  TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The Company has entered into an agreement with Paragon Water Member Services ("Paragon"), a company affiliated through common ownership, whereby Paragon provides credit card marketing services for the Company. Paragon earns commissions for card applications that are not subsequently refunded. The Company paid Paragon $897,521 and $5,622,028 in commissions during the years ended December 31, 2000 and 1999, respectively, and $1,993,836 and none during the six months ended June 30, 2001 and 2000, respectively (unaudited). The Company owed Paragon $228,226 as of June 30, 2001 (unaudited) and no amount was due to Paragon at December 31, 2000 and 1999.

Effective March 19, 2001, The Company entered into an agreement with Paragon to assume the management of Paragon's telemarketing operations. Under the agreement the Company assumed certain operating expenses and will be paid a management fee representing 75% of the net operating profits of the telemarketing operations. The Company will be responsible for any operating losses, with the right of offset against future operating profits. A net loss of $196,000 (unaudited) has been included in other income for the six months ended June 30, 2001.

NOTE 6.    COMMITMENTS, CONTINGENCIES AND CREDIT RISK

A credit limit has been established for each cardholder account acquired by the Company. By agreement, the credit limit can be terminated at any time for any reason. Because the initial reservation fee charged to all account holders is fully refundable, the total of accounts with credit limits in excess of cardholder balances is reflected as a liability in the amount of $3,581,250 (unaudited), $3,102,926 and $2,402,377 as of June 30, 2001, December 31, 2000
and 1999, respectively, in the accompanying balance sheets.

LEASE COMMITMENTS: The Company rents office space under an operating lease with initial terms through September 30, 2004. The office lease has a five year renewal option. The future minimum rental payments due under the lease as of December 31, 2000, is as follows:

Year Ending
December 31,                                                      Amount
-------------------------------------------------------------------------------
2001                                                        $          292,130
2002                                                                   306,700
2003                                                                   322,100
2004                                                                   250,500
                                                            -------------------
                                                            $        1,449,600
                                                            ===================

Total rent expense under operating leases was approximately $299,000 and $229,000 for the years ended December 31, 2000 and 1999, respectively. During the six months ended June 30, 2001 and 2000, rent expense amounted to $155,000 (unaudited) and $147,000 (unaudited), respectively.

CONTINGENCIES: In the normal course of business, the Company is involved in various legal proceedings. In the opinion of management, any liability resulting from such proceedings would not have a material adverse effect on the Company's financial statements.

Credit cards are issued throughout the United States to customers that are considered high credit risks. The Company evaluates each customer's credit worthiness on a case-by-case basis. Because of the reservation fee charged upon issuance of credit cards, changes for purchases or cash advances are generally limited to the amount of payments collected from each customer less fees charged.

KEY FINANCIAL SYSTEMS, INC.

NOTES TO FINANCIAL STATEMENTS
(Information related to the periods ended June 30, 2001 and June 30, 2000 is unaudited)
--------------------------------------------------------------------------------

NOTE 6.    COMMITMENTS, CONTINGENCIES AND CREDIT RISK (CONTINUED)

The Company's credit card receivables were initiated under membership terms with VISA and MasterCard. Modification of these terms by VISA and Master Card could adversely affect operating results.


NOTE 7.    OTHER OPERATING EXPENSES

                           Six months ended
                               June 30,                 Years ended December 31,
                        -----------------------   ------------------------------------
                           2001         2000         2000         1999         1998
                        ----------   ----------   ----------   ----------   ----------
                       (Unaudited)  (Unaudited)
Telecommunications      $  242,462   $  168,175   $  402,038   $  648,111   $  259,105
Professional fees          217,851      105,806      341,444      166,005        2,869
Printing and supplies       12,169        7,880       15,007       41,461       63,049
Bank charges               105,999         --        101,183        3,461         --
Other                       88,152      114,686      280,170      152,935       48,541
                        ----------   ----------   ----------   ----------   ----------
                        $  666,633   $  396,547   $1,139,842   $1,011,976   $  373,564
                        ==========   ==========   ==========   ==========   ==========


NOTE 8.    SETTLEMENT WITH BANK

In April 1999, the Company reached a settlement with Key Bank & Trust that resulted in a) a significant increase in the amount of collected funds held in trust by the Bank pending payment to the Company, b) the cessation of marketing credit cards for the Bank, c) a reduction in the monthly fees charged by the Bank to the Company, and d) mutual releases from any and all claims against each other through the date of the release. In connection with the settlement, the Bank paid the Company $1,016,928, which has been recognized as a reduction in third party servicing fees for the year ended December 31, 1999 in the accompanying statements of operations.


NOTE 9.    PLAN OF REORGANIZATION

The Company has entered into an Agreement and Plan of Reorganization with Equitex, Inc. under which the Company's stockholders would exchange all of the issued and outstanding shares of the Company for a) 25% of the outstanding common shares of Equitex, after giving effect to the consummation of this merger and a similar planned merger of Nova, b) warrants for the purchase of common stock of Equitex equal to 50% of any warrants, options, preferred stock or other securities outstanding at the closing date and exchangeable for or convertible into Equitex common shares, and c) $2,500,000.

This transaction was completed on August 6, 2001 with the Company's shareholders receiving 4,542,286 shares of Equitex common stock, 2,461,742 warrants to purchase additional common stock, and $2,500,000 in cash.


NOTE 10.   SUBSEQUENT EVENT

On March 5, 2001, the Company agreed to issue 40.82 shares of common stock, representing 2% of the outstanding stock of the Company on a fully-diluted basis, to three individual investors for $900,000. Mr. Henry Fong, President and Chairman of Equitex, Inc. purchased 20.41 of the shares and owns 1% of the Company.

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